Exhibit 10.41

To:
Western Mesquite Mines, Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4 W 3E2
Attention: Treasurer

Western Goldfields, Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4 W 3E2
Attention: Chief Financial Officer

Western Goldfields (USA) Inc.
2 Bloor Street West
Suite 2102
Box 110
Toronto, Ontario
Canada
M4 W 3E2
Attention: Chief Financial Officer

18 December 2008

Amendment of Repayment Schedule and Longstop Date and approval of new Development Plan

US$105,000,000 credit agreement originally dated 30 March 2007 (as amended and restated by and amendment and restatement agreement dated 31 May 2007 and as further amended on 29 June 2007, 16 July 2007, 14 August 2007, and 14 August 2008) between Western Mesquite Mines, Inc. as Borrower, Western Goldfields (USA) Inc. (formerly known as Western Goldfields, Inc.) as Guarantor, Investec Bank (UK) Limited as Agent, Mandated Lead Arranger and Security Trustee, Commonwealth Bank of Australia as Lead Arranger, the Banks (as defined therein) and the Hedging Banks (as defined therein) (the "Credit Agreement")

1	We refer to the Credit Agreement. Terms and expressions defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined.

2	The Agent (acting on the instructions of the Majority Banks) hereby approves the alterations to the Development Plan proposed by the Borrower reflecting:

(a)	an amended leach curve;
(b)	an updated mining schedule;
(c)	updated tax assumptions; and
(d)	updated operating cost figures,

in accordance with clause 11.1(c) of the Credit Agreement.

3	In addition, the Agent, the Banks and the Hedging Banks hereby propose that: (a) the Repayment Schedule in Schedule 6 of the Credit Agreement be deleted and replaced with the following:

Repayment Date	Repayment Instalment

31 December 2008	20.50%
30 June 2009	5.50%
31 December 2009	8.00%
30 June 2010	13.00%
31 December 2010	10.00%
30 June 2011	5.00%
31 December 2011	8.00%
30 June 2012	15.00%
31 December 2012	15.00%
30 June 2013	0.00%
31 December 2013	0.00%
30 June 2014	0.00%
31 December 2014	0.00%

and (b) the definition of the Longstop Date shall be amended to "30th June 2009" ((a) and (b) for the purposes of this letter shall be "the Amendments").

4
The approval given in paragraph 2 above and the Amendments will not come into effect until the Agent notifies the Borrower that it has received all of the following documents in form and substance satisfactory to it (the "Effective Date"):

(a)	board minutes of the Borrower, Western Goldfields (USA) Inc. and the Guarantor approving and authorizing:

(i)	the proposed alterations to the Development Plan; and
(ii)	the Amendments; and

(b)	a report from the Independent Technical Consultant on the alterations to the Development Plan.

5	By the acceptance of this letter you agree to the repetition of the Repeating Representations by yourselves by reference to the facts and circumstances existing on:

(a)	the date of this letter; and

(b)	the Effective Date.

6
Without prejudice to the rights of any Financing Party which have arisen on or before the date of this letter or the Effective Date, by the acceptance of this letter you confirm that, on and after the Effective Date:

(a)	the Credit Agreement as amended by this letter, and the other Financing Documents, will remain in full force and effect; and

(b)	the Security Documents to which you are a party will continue to secure all liabilities which are expressed to be secured by them.

7	This letter is hereby designated as a Financing Document.

8	This letter shall be governed by and construed in accordance with English law.

9
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this letter (including a dispute regarding the existence, validity or termination of this letter).

10	This letter may be signed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this letter.

Please indicate your acceptance of the terms and conditions of this letter by countersigning the copy of this letter where indicated below.

Yours faithfully
/s/ Serena Smulansky	/s/ George Rogers
Investec Bank (UK) Limited	Investec Bank (UK) Limited
(as Agent on behalf of the Banks and Hedging Banks)	(as Agent on behalf of the Banks and Hedging Banks)
Serena Smulansky	George Rogers
Authorised Signatory	Authorised Signatory

Accepted and agreed, on 18th December 2008

/s/ Raymond Threlkeld
Western Mesquite Mines, Inc.

/s/ Raymond Threlkeld
Western Goldfields Inc.

/s/ Raymond Threlkeld
Western Goldfields (USA) Inc.

WESTERN GOLDFIELDS INC.

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

December 18, 2008

The undersigned, being all the directors of Western Goldfields Inc. (the "Corporation"), by their signatures, hereby consent, pursuant to the Business Corporations Act (Ontario), to the following resolutions (the "Resolutions"):

WHEREAS, Western Mesquite Mines, Inc., a Nevada corporation (the "Borrower"), being a wholly-owned subsidiary of the Corporation, has prepared a revised development plan (the "Revised Development Plan") for its operations at the Mesquite gold mine located in Imperial County, California (the "Mesquite Mine") as approved by the Board of Directors at its meeting held on October 6, 2008; and

WHEREAS, pursuant to the US$105,000,000 credit agreement originally dated March 30, 2007 (as amended and restated by an amendment and restatement agreement dated May 31, 2007 and as further amended on June 29, 2007, July 16, 2007, August 14, 2007, and August 14, 2008) between Western Mesquite Mines, Inc. as Borrower, Western Goldfields (USA) Inc. (formerly known as Western Goldfields, Inc.) as Guarantor, Investec Bank (UK) Limited as Agent, Mandated Lead Arranger and Security Trustee, Commonwealth Bank of Australia as Lead Arranger, the Banks (as defined therein, the "Banks") and the Hedging Banks (as defined therein) (the "Credit Agreement"), the Borrower is required to obtain the consent of the Banks in order to make alterations to its development plan; and

WHEREAS, the Agent, the Banks and the Hedging Banks have, in connection with the Revised Development Plan, proposed that the Repayment Schedule and Longstop Date be amended pursuant to a proposed amendment to the Credit Agreement to be dated on or around December 19, 2008 (the "Amendment"); and

WHEREAS, the Board of Directors of the Corporation (the "Board of Directors") has determined that it is advisable and in the best interests of the Corporation that the Borrower pursue the Revised Development Plan and in furtherance thereof that the Corporation execute, deliver and perform the Amendment and consummate the transactions contemplated thereunder.

Approval of Revised Development Plan

NOW, THEREFORE, BE IT

RESOLVED, that the form, terms and provisions of the Revised Development Plan (in a form substantially similar to that presented to the Board of Directors on October 6, 2008), the transactions to be consummated by the Borrower as contemplated thereby, the obligations of the Borrower pursuant thereto, all agreements, instruments or certificates as shall be approved by the authorized officer(s) of the Borrower in connection with the Revised Development Plan from time to time (with such approval conclusively evidenced by the execution and delivery, or delivery, of such agreement, instrument or certificate), with such changes therein as the officer(s) executing the same shall, by the execution and delivery, or delivery, thereof, approve, all such further action and to prepare, amend, revise, execute, deliver and file all such agreements, instruments, documents and certificates and to incur and pay expenses in the name, and on behalf, of the Borrower under its corporate seal or otherwise as they, or any one of them, shall deem necessary, proper or advisable in order to perform or otherwise carry out the terms and conditions of the Revised Development Plan and effectuate the transactions contemplated therein be, and they hereby are, in all respects, authorized, approved and adopted; and further

Approval of the Amendment

RESOLVED, that the form, terms and provisions of the Amendment (in a form substantially similar to that presented to the Board of Directors on December 18, 2008), the transactions contemplated thereby, and the obligations pursuant thereto be, and they hereby are, in all respects, authorized, approved and adopted; and further

RESOLVED, that the President, Secretary, Chief Financial Officer and any other officer of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation and in its name to execute and deliver, or cause to be executed and delivered, the Amendment and such other agreements, instruments or certificates as such officer(s) shall approve in connection with the Amendment from time to time (with such approval conclusively evidenced by the execution and delivery, or delivery, of such agreement, instrument or certificate), with such other changes therein as the officer(s) shall, by the execution and delivery, or delivery, thereof, approve, and to take all such other actions as such officer(s) deems necessary or desirable to perform or otherwise carry out the terms and conditions of the Amendment and the transactions contemplated therein; and further

2

Enabling Resolutions; Ratification

RESOLVED, that the President, Secretary, Chief Financial Officer and any other officer of the Corporation be, and each of them hereby is, authorized and directed to take all such further action and to prepare, amend, revise, execute, deliver and file all such agreements, instruments, documents and certificates, and to incur and pay such expenses in the name, and on behalf, of the Corporation under its corporate seal or otherwise as they, or any one of them, shall deem necessary, proper or advisable in order to effectuate the transactions contemplated by these resolutions, including any agreement executed by the Corporation in connection with the Amendment, and otherwise to carry out the intent and effectuate the purpose of each of the foregoing resolutions; and finally

RESOLVED, that any action taken by any of the officers of the Corporation prior to the adoption of these resolutions which is within the authority conferred by the foregoing resolutions is hereby ratified, approved and adopted.

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IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the 18 day of December, 2008.

/s/ Randall Oliphant
Randall Oliphant

Vahan Kololian

Martyn Konig

Gerald Ruth

Raymond Threlkeld

IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the 18 day of December, 2008.

Randall Oliphant

/s/ Vahan Kololian
Vahan Kololian

Martyn Konig

Gerald Ruth

Raymond Threlkeld

IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the 18 day of December, 2008.

Randall Oliphant

Vahan Kololian

/s/ Martyn Konig
Martyn Konig

Gerald Ruth

/s/ Raymond Threlkeld
Raymond Threlkeld

IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the 18 day of December, 2008.

Randall Oliphant

Vahan Kololian

Martyn Konig

/s/ Gerald Ruth
Gerald Ruth

Raymond Threlkeld

WESTERN GOLDFIELDS (USA) INC.

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

December 18, 2008

The undersigned, being all the directors of Western Goldfields (USA) Inc. (the "Corporation"), by their signatures, hereby consent to the following resolutions (the "Resolutions"):

WHEREAS, Western Mesquite Mines, Inc., a Nevada corporation (the "Borrower"), being a wholly-owned subsidiary of the Corporation, has prepared a revised development plan (the "Revised Development Plan") for its operations at the Mesquite gold mine located in Imperial County, California (the "Mesquite Mine") as approved by the Board of Directors at its meeting held on October 6, 2008; and

WHEREAS, pursuant to the US$105,000,000 credit agreement originally dated 30 March 2007 (as amended and restated by an amendment and restatement agreement dated 31 May 2007 and as further amended on 29 June 2007, 16 July 2007, 14 August 2007, and 14 August 2008) between the Borrower, the Corporation as Guarantor, Investec Bank (UK) Limited as Agent, Mandated Lead Arranger and Security Trustee, Commonwealth Bank of Australia as Lead Arranger, the Banks (as defined therein, the "Banks") and the Hedging Banks (as defined therein) (the "Credit Agreement"), the Borrower is required to obtain the consent of the Banks in order to make alterations to its development plan; and

WHEREAS, the Agent, the Banks and the Hedging Banks have, in connection with the Revised Development Plan, proposed that the Repayment Schedule and Longstop Date be amended pursuant to a proposed amendment to the Credit Agreement to be dated on or around December 19, 2008 (the "Amendment"); and

WHEREAS, the Board of Directors has determined that it is advisable and in the best interests of the Corporation that the Borrower pursue the Revised Development Plan and in furtherance thereof that the Corporation execute, deliver and perform the Amendment and consummate the transactions contemplated thereunder;

Approval of Revised Development Plan

NOW, THEREFORE, BE IT

RESOLVED, that the form, terms and provisions of the Revised Development Plan (in a form substantially similar to that presented to the Board of Directors on October 6, 2008), the transactions to be consummated by the Borrower as contemplated thereby, the obligations of the Borrower pursuant thereto, all agreements, instruments or certificates as shall be approved by the authorized officer(s) of the Borrower in connection with the Revised Development Plan from time to time (with such approval conclusively evidenced by the execution and delivery, or delivery, of such agreement, instrument or certificate), with such changes therein as the officer(s) executing the same shall, by the execution and delivery, or delivery, thereof, approve, all such further action and to prepare, amend, revise, execute, deliver and file all such agreements, instruments, documents and certificates and to incur and pay expenses in the name, and on behalf, of the Borrower under its corporate seal or otherwise as they, or any one of them, shall deem necessary, proper or advisable in order to perform or otherwise carry out the terms and conditions of the Revised Development Plan and effectuate the transactions contemplated therein be, and they hereby are, in all respects, authorized, approved and adopted; and further

Approval of the Amendment

RESOLVED, that the form, terms and provisions of the Amendment (in a form substantially similar to that presented to the Board of Directors on December 18, 2008), the transactions contemplated thereby, and the obligations pursuant thereto be, and they hereby are, in all respects, authorized, approved and adopted; and further

RESOLVED, that the President, Secretary, Chief Financial Officer and any other officer of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation and in its name to execute and deliver, or cause to be executed and delivered, the Amendment and such other agreements, instruments or certificates as such officer(s) shall approve in connection with the Amendment from time to time (with such approval conclusively evidenced by the execution and delivery, or delivery, of such agreement, instrument or certificate), with such other changes therein as the officer(s) shall, by the execution and delivery, or delivery, thereof, approve, and to take all such other actions as such officer(s) deems necessary or desirable to perform or otherwise carry out the terms and conditions of the Amendment and the transactions contemplated therein; and further

2

Enabling Resolutions; Ratification

RESOLVED, that the President, Secretary, Chief Financial Officer and any other officer of the Corporation be, and each of them hereby is, authorized and directed to take all such further action and to prepare, amend, revise, execute, deliver and file all such agreements, instruments, documents and certificates, and to incur and pay such expenses in the name, and on behalf, of the Corporation under its corporate seal or otherwise as they, or any one of them, shall deem necessary, proper or advisable in order to effectuate the transactions contemplated by these resolutions, including any agreement executed by the Corporation in connection with the Amendment, and otherwise to carry out the intent and effectuate the purpose of each of the foregoing resolutions; and finally

RESOLVED, that any action taken by any of the officers of the Corporation prior to the adoption of these resolutions which is within the authority conferred by the foregoing resolutions is hereby ratified, approved and adopted.

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IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the eighteenth day of December, 2008.

/s/ Brian Penny
Name: BRIAN PENNY

/s/ Arthur Chen
Name: ARTHUR CHEN

/s/ Raymond Threlkeld
Name: RAYMOND THRELKELD

WESTERN MESQUITE MINES, INC.,

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS

December 18, 2008

The undersigned, being all the directors of Western Mesquite Mines, Inc. (the "Corporation"), by their signatures, hereby consent to the following resolutions (the "Resolutions"):

WHEREAS, the Corporation has prepared a revised development plan (the "Revised Development Plan") for its operations at the Mesquite gold mine located in Imperial County, California (the "Mesquite Mine") as approved by the Board of Directors at its meeting held on October 6, 2008; and

WHEREAS, pursuant to the US$105,000,000 credit agreement originally dated 30 March 2007 (as amended and restated by an amendment and restatement agreement dated 31 May 2007 and as further amended on 29 June 2007, 16 July 2007, 14 August 2007, and 14 August 2008) between the Corporation as Borrower, Western Goldfields (USA) Inc. (formerly known as Western Goldfields, Inc.) as Guarantor, Investec Bank (UK) Limited as Agent, Mandated Lead Arranger and Security Trustee, Commonwealth Bank of Australia as Lead Arranger, the Banks (as defined therein, the "Banks") and the Hedging Banks (as defined therein) (the "Credit Agreement"), the Corporation is required to obtain the consent of the Banks in order to make alterations to its development plan; and

WHEREAS, the Agent, the Banks and the Hedging Banks have, in connection with the Revised Development Plan, proposed that the Repayment Schedule and Longstop Date be amended pursuant to a proposed amendment to the Credit Agreement to be dated on or around December 19, 2008 (the "Amendment"); and

WHEREAS, the Board of Directors has determined that it is advisable and in the best interests of the Corporation that the Corporation pursue the Revised Development Plan and in furtherance thereof that the Corporation execute, deliver and perform the Amendment and consummate the transactions contemplated thereunder;

Approval of Revised Development Plan

NOW, THEREFORE, BE IT

RESOLVED, that the form, terms and provisions of the Revised Development Plan (in a form substantially similar to that presented to the Board of Directors on October 6, 2008), the transactions to be consummated by the Corporation as contemplated thereby, the obligations of the Corporation pursuant thereto, all agreements, instruments or certificates as shall be approved by the authorized officer(s) of the Corporation in connection with the Revised Development Plan from time to time (with such approval conclusively evidenced by the execution and delivery, or delivery, of such agreement, instrument or certificate), with such changes therein as the officer(s) executing the same shall, by the execution and delivery, or delivery, thereof, approve, all such further action and to prepare, amend, revise, execute, deliver and file all such agreements, instruments, documents and certificates and to incur and pay expenses in the name, and on behalf, of the Corporation under its corporate seal or otherwise as they, or any one of them, shall deem necessary, proper or advisable in order to perform or otherwise carry out the terms and conditions of the Revised Development Plan and effectuate the transactions contemplated therein be, and they hereby are, in all respects, authorized, approved and adopted; and further

Approval of the Amendment

RESOLVED, that the form, terms and provisions of the Amendment (in a form substantially similar to that presented to the Board of Directors on December 18, 2008), the transactions contemplated thereby, and the obligations pursuant thereto be, and they hereby are, in all respects, authorized, approved and adopted; and further

RESOLVED, that the President, Secretary, Chief Financial Officer and any other officer of the Corporation be, and each of them hereby is, authorized and directed on behalf of the Corporation and in its name to execute and deliver, or cause to be executed and delivered, the Amendment and such other agreements, instruments or certificates as such officer(s) shall approve in connection with the Amendment from time to time (with such approval conclusively evidenced by the execution and delivery, or delivery, of such agreement, instrument or certificate), with such other changes therein as the officer(s) shall, by the execution and delivery, or delivery, thereof, approve, and to take all such other actions as such officer(s) deems necessary or desirable to perform or otherwise carry out the terms and conditions of the Amendment and the transactions contemplated therein; and further

2

Enabling Resolutions; Ratification

RESOLVED, that the President, Secretary, Chief Financial Officer and any other officer of the Corporation be, and each of them hereby is, authorized and directed to take all such further action and to prepare, amend, revise, execute, deliver and file all such agreements, instruments, documents and certificates, and to incur and pay such expenses in the name, and on behalf, of the Corporation under its corporate seal or otherwise as they, or any one of them, shall deem necessary, proper or advisable in order to effectuate the transactions contemplated by these resolutions, including any agreement executed by the Corporation in connection with the Amendment, and otherwise to carry out the intent and effectuate the purpose of each of the foregoing resolutions; and finally

RESOLVED, that any action taken by any of the officers of the Corporation prior to the adoption of these resolutions which is within the authority conferred by the foregoing resolutions is hereby ratified, approved and adopted.

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3

IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the eighteenth day of December, 2008.

/s/ Brian Penny
Name: BRIAN PENNY

/s/ Arthur Chen
Name: ARTHUR CHEN

/s/ Raymond Threlkeld
Name: RAYMOND THRELKELD